EQUITY INDEX FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

EQUITY INDEX FUNDS

SUPPLEMENT DATED AUGUST 29, 2011 (AS REVISED AND RESTATED OCTOBER 26, 2011)

TO PROSPECTUS DATED JULY 31, 2011

Northern Trust Investments, Inc. is scheduled to increase the expense reimbursements it provides to certain Northern Funds effective as of January 1, 2012. This increase in expense reimbursements will have the effect of reducing the Total Annual Fund Operating Expenses paid by investors. The following chart illustrates the increase in expense reimbursements:

Fund	Total Annual Fund Operating Expenses After Expense Reimbursement (if any)	Operating Expense Reduction	Total Annual Fund Operating Expenses After Expense Reimbursement Effective 1/1/2012
Emerging Markets Equity Index	0.72%	-0.42%	0.30%
Global Real Estate Index	0.65%	-0.15%	0.50%
Global Sustainability Index	0.65%	-0.35%	0.30%
International Equity Index	0.45%	-0.20%	0.25%
Mid Cap Index	0.30%	-0.15%	0.15%
Small Cap Index	0.35%	-0.20%	0.15%
Stock Index	0.25%	-0.15%	0.10%

These new contractual expense reimbursement arrangements are expected to continue from implementation until at least December 31, 2012.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	INDX SPT (10/11)

NORTHERN FUNDS PROSPECTUS